SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          ____________________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 19, 1999


                                    CITICORP

               (Exact name of registrant as specified in charter)



       DELAWARE                         1-5738                06-1515595
(State or other jurisdiction  (Commission File Number)      (IRS Employer
      of incorporation)                                   Identification Number)


399 PARK AVENUE, NEW YORK, NEW YORK                             10043
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number,
including area code:                                       (212) 559-1000


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

Item 5.  Other Events

Results of Operations
(Preliminary and Unaudited)

This report summarizes the results of operations of Citicorp and its subsidiaries for the three month periods ended March 31, 1999 and 1998. Citigroup Inc., the parent company of Citicorp, filed a Current Report on Form 8-K dated April 19, 1999. That report contains certain additional information about Citicorp's businesses.

CONSOLIDATED STATEMENT OF INCOME               CITICORP AND SUBSIDIARIES
(Preliminary and Unaudited)

(In Millions of                                    Three Months Ended
    Dollars)                                            March 31,
                                                -----------------------
                                                   1999            1998
                                                -----------------------
INTEREST REVENUE
Loans, including Fees                           $ 5,381         $ 4,843
Deposits with Banks                                 232             282
Federal Funds Sold and Securities
  Purchased Under Resale Agreements                 141             242
Securities
  U.S. Treasury and Federal Agencies                 67              62
  State and Municipal                                36              33
  Other, including dividends (Principally
    in offices outside the U.S.)                  1,019             477
Trading Account Assets                              162             255
Loans Held For Sale                                 139             109
                                                -----------------------
                                                  7,177           6,303
                                                -----------------------

INTEREST EXPENSE
Deposits                                          2,865           2,622
Trading Account Liabilities                          19              92
Purchased Funds and Other Borrowings                648             429
Long-Term Debt                                      390             321
                                                -----------------------
                                                  3,922           3,464
                                                -----------------------

NET INTEREST REVENUE                              3,255           2,839
                                                -----------------------

PROVISION FOR CREDIT LOSSES                         633             507
                                                -----------------------

NET INTEREST REVENUE AFTER
  PROVISION FOR CREDIT LOSSES                     2,622           2,332
                                                -----------------------
FEES, COMMISSIONS, AND OTHER REVENUE
Fees and Commissions                              1,638           1,441
Foreign Exchange                                    488             349
Trading Account                                     304             236
Securities Transactions                              23             241
Other Revenue                                       734             499
                                                -----------------------
                                                  3,187           2,766
                                                -----------------------

OPERATING EXPENSE
Salaries                                          1,520           1,355
Employee Benefits                                   305             354
                                                -----------------------
  Total Employee Expense                          1,825           1,709
Net Premises and Equipment Expense                  672*            499
Other Expense                                     1,509           1,181
                                                -----------------------
                                                  4,006           3,389
                                                -----------------------

INCOME BEFORE TAXES                               1,803           1,709
Income Taxes                                        678             641
                                                -----------------------
NET INCOME                                      $ 1,125         $ 1,068
                                                -----------------------


*First quarter 1999 includes $77 million of restructuring-related accelerated depreciation.

                               SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        CITICORP
                                        (Registrant)


                                        By: /s/ Roger W. Trupin
                                            ---------------------
                                            Roger W. Trupin
                                            Vice President
                                            and Controller


Dated: April 20, 1999